                                                                EXHIBIT 10.15

                                SAFETY 1ST, INC.

                  1996 EMPLOYEE AND DIRECTOR STOCK OPTION PLAN


1.   PURPOSE

     The purpose of this Stock Option Plan (the "Plan") is to advance the interests of Safety 1st, Inc. (the "Company") by enhancing its ability to attract and retain employees, directors, advisors and consultants of the Company and its subsidiaries through ownership of shares of the Company's common stock, $.01 par value per share ("Stock").

     The Plan is intended to accomplish these goals by enabling the Company to grant incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options that do not qualify as Incentive Stock Options ("Nonstatutory Stock Options")(Incentive Stock Options and Nonstatutory Stock Options are hereafter individually referred to as an "Option" and collectively referred to as "Options").


2.   ADMINISTRATION

     The Plan will be administered by the Company's Board of Directors (the "Board"). The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

     The Board will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Options at such time or times as it may choose; (b) determine the size of each Option, including the number of shares of Stock subject to the Option; (c) determine the terms and conditions of each Option; (d) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Option and waive any term or condition of an Option; (e) amend or cancel an existing Option in whole or in part (and if an Option is canceled, grant another Option in its place on such terms as the Board shall specify), except that the Board may not, without the consent of the holder of an Option, take any action under this clause with respect to such Option if such action would adversely affect the rights of such holder; (f) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from time to time;
(g) adopt, amend and rescind rules and regulations for the administration of the Plan; and (h) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Board, and all other determinations and actions of the Board made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this Section shall be construed as limiting the power of the Board to make adjustments under
Section 7.3 or Section 8.6.

3.   EFFECTIVE DATE AND TERM OF PLAN

     The Plan will become effective upon its adoption by the Company's full Board of Directors (the "Effective Date"), provided that the Company's stockholders shall approve the Plan within twelve (12) months after the Effective Date. Options may be granted prior to stockholder approval provided that the Options will be subject to such approval and will not be exercisable until such approval is granted. If the Company's stockholders do not approve the Plan within the 12-month period, the Plan and all Options granted under the Plan shall terminate and be of no further force or effect.

     Unless earlier terminated as a result of the failure of the Company's stockholders to approve the Plan as provided above, the Plan shall terminate (i) when the total amount of Stock with respect to which Options may be granted shall have been issued upon the exercise of Options, (ii) by action of the Board pursuant to Section 9 hereof, or (iii) ten (10) years after the Effective Date, whichever shall occur first.

     No Options may be granted under the Plan after its termination, but Options previously granted may extend beyond that date.


4.   SHARES SUBJECT TO THE PLAN

     Subject to the adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be five hundred thousand (500,000). If any Option terminates or expires without having been exercised in full, the number of shares of Stock as to which such Option was not exercised will be available for future grants.

     Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

5.   ELIGIBILITY AND PARTICIPATION

     Employees ("Employees"), directors, advisors and consultants of the Company and its subsidiaries shall be eligible to receive Options and participate under the Plan ("Participants"), provided that Incentive Stock Options may only be granted to employees and to directors who are also employees. A "subsidiary" for purposes of the Plan means any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock, as more particularly defined in Section 424(f) of the Code.


6.   GRANT OF OPTIONS

     6.1.  NATURE OF OPTIONS.

     An Option is an agreement entitling the recipient on exercise thereof to purchase Stock at a specified exercise price. Both Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

     6.2.  EXERCISE PRICE.

     The exercise price of an Option will be determined by the Board subject to the following:

          (a) The exercise price of an Incentive Stock Option shall not be less than 100% (110% in the case of an Incentive Stock Option granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of
     Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parents or subsidiaries.

          (b) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

          (c) The Board may reduce the exercise price of an Option at any time after the time of grant, but in the case of an Option originally awarded as an Incentive Stock Option, only with the consent of the Participant.

     6.3.  DURATION OF OPTIONS.

     The latest date on which an Option may be exercised will be the tenth anniversary (fifth anniversary, in the case of an Incentive Stock Option granted to a ten-percent shareholder) of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Board at the time the Option was granted.

     6.4.  EXERCISE OF OPTIONS.

     An Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) any documents required by the Board and (b) payment in full in accordance with Section 6.7 below for the number of shares for which the Option is exercised.

     6.5.  OPTIONS TO PERSONS SUBJECT TO SECTION 16.

     The Board may take any action it deems necessary to comply with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any one or more of the following actions to provide that Options granted to an executive officer, director or beneficial owner of more than ten percent (10%) of the Company's Stock (a "Section 16 Insider") shall be exempt under Section 16(b) of the Exchange Act:

          (a) The Board may restrict the shares of Stock issuable upon exercise of an Option by a Section 16 Insider by providing that such shares may not be sold or transferred (except that such shares may be issued upon exercise of the Option) for a period of six (6) months following the grant of such Option; and/or

          (b) The Board may require that the grant of an Option to a Section 16 Insider be approved by the Company's full Board of

Directors or a committee of the Board of Directors composed solely of two or more Non-Employee Directors, as such term is defined in Section 16b-3 of the Rules promulgated under Section 16 of the Exchange Act.

     6.6.  $100,000 LIMITATION.

     To the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under the Plan and all other plans of the Company and all parents and subsidiaries of the Company) exceeds $100,000, such Options shall be deemed Nonstatutory Stock Options.

     6.7.  PAYMENT FOR STOCK.

     Stock purchased on exercise of an Option must be paid for as follows:

          (a) By cash or check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company; or

          (b) If so permitted by the instrument evidencing the Option (or in the case of an Option which is not an Incentive Stock Option, by the Board at or after grant of the Option) any one or more of the following:

               (1) by delivery of shares of Stock which have been outstanding for at least six (6) months (unless the Board expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price;

               (2) by delivery of a promissory note of the Participant to the Company, payable on such terms as are specified by the Board;

               (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price;

               (4) by the withholding of shares of Stock otherwise deliverable upon exercise which have a fair market value on the date of exercise at least equal to the exercise price; or

               (5) by any combination of the permissible forms of payment; provided, that if the stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's personal check or promissory note.

     6.8.  DISCRETIONARY PAYMENTS.

     If the market price of shares of Stock subject to an Option exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the Option and cause the Company to pay in cash or in shares of Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is cancelled) and the aggregate exercise price which would have been paid. The Board may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Board.

     6.9.  NOTICE TO EMPLOYEE AND OPTION AGREEMENT.

     Upon granting an Option, the Board shall notify the person to whom the Option shall be granted and shall deliver to such person a written instrument in accordance with Section 8.1. An award of an Option shall immediately expire if the person to whom the Board has decided to grant an Option shall not have (and no Option shall be exercisable unless and until such person has) signed the written instrument and returned it to the Company within thirty days after it has been delivered to such individual. The written instrument may contain such provisions that are consistent with this Plan as the Board may, in its discretion, determine.

7.   EVENTS AFFECTING OPTIONS

     7.1.  DEATH.

     Upon the death of a Participant, all Options held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the one (1) year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Board may determine), and shall thereupon terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Board, all Options held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

     7.2.  TERMINATION OF SERVICE (OTHER THAN BY DEATH).

     If a Participant who is an Employee and/or a director ceases to be an Employee and/or a director for any reason other than death, or if there is a termination (other than by reason of death) of the relationship in respect of which a consultant or advisor was granted an Option hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), except as otherwise determined by the Board, all Options held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such shorter or longer period as the Board may determine), and shall thereupon terminate, unless the Option provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Board casts such discredit on the Participant as to justify immediate termination of the Option. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this Section, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or affiliate, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

     7.3.  CERTAIN CORPORATE TRANSACTIONS.

     In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert or a consolidation or a merger where the Company is the surviving corporation but the stockholders of the Company immediately prior to such consolidation or merger do not own after such consolidation or merger shares representing fifty percent (50%) of the voting power of the Company, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Options will terminate as of the effective date of the covered transaction, and the following rules shall apply:

     (a) The Board may in its sole discretion, by providing therefor at the time of the grant of the Option or, subject to Sections 7.3 (b) and (c) below, by taking appropriate action at any other time prior to the effective date of the covered transaction, make outstanding Options exercisable in full.

     (b) If an outstanding Option is subject to performance or other conditions (other than conditions relating to the mere passage of time and continued employment) which will not have been satisfied at the time of the covered transaction, the Board may in its sole discretion remove such conditions. If the Board does not do so, however, such Option will terminate as of the date of the covered transaction notwithstanding Section 7.3(a) above.

     (c) With respect to an outstanding Option held by a Participant who, following the covered transaction, will be employed by or otherwise providing services to a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, the Board may, in lieu of the action described in Section 7.3(a) above (but subject to prior contractual obligations), arrange to have such surviving or acquiring corporation or affiliate grant to the Participant a replacement option which, in the judgment of the Board, is substantially equivalent to the Option.

8.   GENERAL PROVISIONS

     8.1.  DOCUMENTATION OF OPTIONS.

     Options will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

     8.2.  RIGHTS AS A STOCKHOLDER, DIVIDEND EQUIVALENTS.

     Except as specifically provided by the Plan, the receipt of an Option will not give a Participant rights as a stockholder. A Participant will obtain stockholder rights, subject to any limitations imposed by the Plan or the instrument evidencing the Option, only upon actual receipt of Stock. However, the Board may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Option had such Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

     8.3.  CONDITIONS ON DELIVERY OF STOCK.

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restrictions from shares previously delivered under the Plan (a) until all conditions of the Option have been satisfied or removed,
(b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     If an Option is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

     8.4.  TAX WITHHOLDING.

     The Board will have the right to require a Participant receiving an Option or Stock underlying an Option (or other appropriate person) to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements") arising in connection therewith, or to make other arrangements satisfactory to the Board. If and to the extent that such withholding is required, the Board may permit a Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

     If at the time an Incentive Stock Option is exercised the Board determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the person exercising the Incentive Stock Option agree (a) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

     8.5.  NONTRANSFERABILITY OF OPTIONS.

     Options may not be transferred by a Participant other than by will or by the laws of descent and distribution, and are exercisable, during a Participant's lifetime, only by such Participant.

     8.6.  ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefore in money, services or property, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

     (b) In any event referred to in Section 8.6(a), the Board will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, any exercise prices relating to Options and any other provision of Options affected by such change. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan.

     8.7.  EMPLOYMENT RIGHTS, ETC.

     Neither the adoption of the Plan nor the grant of Options will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or any subsidiary to terminate an employment, service or other relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Options granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or other relationship even if the termination is in violation of an obligation of the Company to the Participant.


9.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

     Neither adoption of the Plan nor the grant of Options to a Participant will affect the Company's right to grant to such Participant options that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

     The Board may at any time or times amend the Plan or any outstanding Option for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Options, provided that (except to the extent expressly required or permitted by the Plan) no such action will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify to grant Incentive Stock Options under Section 422 of the Code.


                                      * * *